UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2024

LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska,	Minnesota	55318
(Address of principal executive offices)		(Zip Code)

(952) 368-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LFCR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

On March 20, 2024, Lifecore Biomedical, Inc., a Delaware corporation (the “Company”), received notice from Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm for the fiscal year ended May 28, 2023, that Ernst & Young had determined that it declined to stand for reappointment as the Company’s independent registered public accounting firm for the Company’s fiscal year ending May 26, 2024.

Ernst & Young’s report on the Company’s consolidated financial statements for the fiscal year ended May 28, 2023, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Ernst & Young’s report on the Company’s consolidated financial statements for the fiscal year ended May 29, 2022, contained an explanatory paragraph related to the Company’s ability to continue as a going concern but did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles.

During the fiscal years ended May 28, 2023 and May 29, 2022 and the subsequent interim period through the date of this Current Report on Form 8-K (this “Report”), there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their reports on the Company’s financial statements for such years.

During the fiscal years ended May 28, 2023 and May 29, 2022, and the subsequent interim period through the date of this Report, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC pursuant to the Exchange Act), except that Ernst & Young issued an adverse opinion in their report on internal control over financial reporting as of May 28, 2023, and May 29, 2022, as a result of material weaknesses in the Company’s internal control over financial reporting that the Company reported in Part II, Item 9A of the Company’s Annual Report on Form 10-K/A for the fiscal year ended May 29, 2022, filed with the SEC on March 16, 2023, and on Form 10-K for the fiscal year ended May 28, 2023, filed with the SEC on March 20, 2024.

The Company has provided Ernst & Young with a copy of the foregoing disclosures contained in this Report prior to its filing with the SEC and requested that Ernst & Young furnish the Company with a letter addressed to the SEC stating whether or not Ernst & Young agrees with the statements contained herein, as specified by Item 304(a)(3) of Regulation S-K. A copy of Ernst & Young’s letter dated March 26, 2024, is attached as Exhibit 16.1 to this Report.

The Company and its Audit Committee have initiated discussions with other independent registered public accounting firms in order to engage a new independent registered public accounting firm. The Company will disclose the engagement of the Company’s new independent accountant as required by, and in accordance with, the SEC’s rules and regulations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to Lifecore Biomedical, Inc., dated March 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2024

LIFECORE BIOMEDICAL, INC.

By:	/s/ John D. Morberg
John D. Morberg
Executive Vice President and Chief Financial Officer
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